UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2023

RF Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41332	61-1991323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16400 Dallas Parkway

Dallas, Texas 75248

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +65 6904 0766

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, one redeemable warrant, and one right to receive one-tenth of one share of Class A Common Stock	RFACU	The Nasdaq Stock Market LLC

Share of Class A Common Stock, par value $0.0001 per share	RFAC	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	RFACW	The Nasdaq Stock Market LLC

Rights, each right receives one-tenth of one share of Class A Common Stock	RFACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Merger Agreement

On October 18, 2023, RF Acquisition Corp., a Delaware corporation (“SPAC”) entered into an agreement and plan of merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) with GCL Global Holdings Ltd, a Cayman Islands exempted company limited by shares (“PubCo”), Grand Centrex Limited, a British Virgin Islands business company (“GCL BVI”), GCL Global Limited, a Cayman Islands exempted company limited by shares (“GCL Global”), and, for the limited purposes set forth therein, RF Dynamic LLC, a Delaware limited liability company (the “Sponsor”). Pursuant to the terms of the Merger Agreement, PubCo will form a Cayman Islands exempted company limited by shares, to be a wholly owned direct subsidiary of PubCo (“Merger Sub 1”), and a Delaware limited liability company, to be a wholly owned direct subsidiary of PubCo (“Merger Sub 2”), for the purpose of participating in the transactions contemplated by the Merger Agreement, including, without limitation, the merger of Merger Sub 1 with and into GCL Global, with GCL Global surviving such merger as a wholly owned subsidiary of PubCo (the “Initial Merger”), and the merger of Merger Sub 2 with and into SPAC, with SPAC surviving such merger as a wholly owned subsidiary of PubCo (the “SPAC Merger” and together with the Initial Merger, the “Mergers”, and together with the other transactions contemplated by the Merger Agreement and the other agreements contemplated thereby, the “Transactions”). The requisite members of the board of directors of SPAC (the “Board”) have (i) approved and declared advisable the Merger Agreement and the Transactions and (ii) resolved to recommend the approval and adoption of the Merger Agreement and the Transactions by the stockholders of SPAC.

Restructuring

On or before December 17, 2023, GCL BVI and GCL Global shall cause, and shall cause the GCL Companies (as defined in the Merger Agreement) to, complete the Restructuring (as defined in the Merger Agreement).

Treatment of Securities

Merger Sub 1 Shares. At the effective time of the Initial Merger (the “Initial Merger Effective Time”), by virtue of the Initial Merger and without any action on the part of any party to the Merger Agreement or the holders of shares of Merger Sub 1, each share of Merger Sub 1 that is issued and outstanding immediately prior to the Initial Merger Effective Time shall automatically be converted into an equal number and class of shares of GCL Global, which shares shall constitute the only outstanding shares of GCL Global.

Ordinary Shares of GCL Global. At the Initial Merger Effective Time, by virtue of the Initial Merger and without any action on the part of any party to the Merger Agreement or the holders of ordinary shares of GCL Global (“Company Shares”), each Company Share that is issued and outstanding immediately prior to the Initial Merger Effective Time (other than any treasury shares or Dissenting Shares (as defined in the Merger Agreement)), shall automatically be cancelled and cease to exist in exchange for the right to receive, such number of newly issued ordinary shares of PubCo (“PubCo Shares”) equal to the Company Exchange Ratio (as defined in the Merger Agreement), rounded up to the nearest whole share, as such calculations are set forth in the Payment Spreadsheet (as defined in the Merger Agreement) as to each holder set forth therein (the “Merger Consideration Shares”). As of the Initial Merger Effective Time, each Company Shareholder (as defined in the Merger Agreement) shall cease to have any other rights in and to the Company (as defined in the Merger Agreement) or GCL Global (other than appraisal and dissenter’s rights). Prior to the payment of the Merger Consideration Shares to any Company Shareholder, such Company Shareholder shall deliver to SPAC a duly completed and executed letter of transmittal in such form as is typical for transactions of this type together with the certificate (if the Company Shares are certificated) representing the Company Shares owned by such Company Shareholder. Such letter of transmittal will include, without limitation: a release in favor of PubCo, the GCL Companies and SPAC in such holder’s capacity as a Company Shareholder, from any Action (as defined in the Merger Agreement) or liability whatsoever, based upon, relating to or arising out of such Company Shareholder’s ownership of share capital of the Company and/or the Transactions.

Treasury Shares of GCL Global. At the Initial Merger Effective Time, if there are any Company Shares that are owned by the Company as treasury shares or any Company Shares owned by any direct or indirect subsidiary of the Company immediately prior to the Initial Merger Effective Time, such Company Shares shall be canceled and shall cease to exist without any conversion thereof or payment therefor.

Dissenting Shares of GCL Global. Each of the Dissenting Shares issued and outstanding immediately prior to the Initial Merger Effective Time shall be canceled and cease to exist in accordance with Section 2.7(a) of the Merger Agreement and shall thereafter represent only the right to receive the applicable payments set forth in Section 2.7(a) of the Merger Agreement.

SPAC Units. At the effective time of the SPAC Merger (the “SPAC Merger Effective Time”), each unit of SPAC, each unit comprising one share of SPAC Class A Common Stock (as defined in the Merger Agreement), one SPAC Right (as defined in the Merger Agreement) and one SPAC Warrant (as defined in the Merger Agreement) (each, a “SPAC Unit”), that is outstanding immediately prior to the SPAC Merger Effective Time shall be automatically separated and the holder thereof shall be deemed to hold one share of SPAC Class A Common Stock, one SPAC Warrant, and one SPAC Right in accordance with the terms of the applicable SPAC Unit, which underlying securities of SPAC shall be adjusted in accordance with the applicable terms of Section 2.3(g) of the Merger Agreement.

SPAC Rights. At the SPAC Merger Effective Time, and immediately following the separation of each SPAC Unit in accordance with Section 2.3(g)(i) of the Merger Agreement, by virtue of the SPAC Merger and conditioned on the consummation of the Mergers and without any action on the part of any party to the Merger Agreement or the holders of SPAC Capital Stock (as defined in the Merger Agreement), each holder of 10 or more SPAC Rights shall be deemed to hold one share of SPAC Class A Common Stock for each 10 such SPAC Rights (including all SPAC Rights that were included in the SPAC Units).

SPAC Common Stock. At the SPAC Merger Effective Time, and immediately following the separation of each SPAC Unit in accordance with Section 2.3(g)(i) of the Merger Agreement and the exchange of each SPAC Right in accordance with Section 2.3(g)(ii) of the Merger Agreement, by virtue of the SPAC Merger and conditioned on the consummation of the Mergers and without any action on the part of any party to the Merger Agreement or the holders of SPAC Capital Stock each share of SPAC Class A Common Stock that is issued and outstanding immediately prior to the SPAC Merger Effective Time, shall automatically be cancelled and cease to exist in exchange for the right to receive a newly issued PubCo Share. As of the SPAC Merger Effective Time, each SPAC Stockholder shall cease to have any other rights in and to SPAC.

SPAC Treasury Stock. At the SPAC Merger Effective Time, if there are any shares of SPAC Capital Stock that are owned by SPAC as treasury shares or any shares of SPAC Capital Stock owned by any direct or indirect Subsidiary of SPAC immediately prior to the SPAC Merger Effective Time, such shares of SPAC Capital Stock shall be canceled and shall cease to exist without any conversion thereof or payment or other consideration therefor.

SPAC Warrants. At the SPAC Merger Effective Time, without any action on the part of any holder of a SPAC Warrant, each SPAC Warrant that is issued and outstanding immediately prior to the SPAC Merger Effective Time (but after giving effect to the separation of each SPAC Unit in accordance with Section 2.3(g)(i) of the Merger Agreement) shall, pursuant to and in accordance with Section 4.5 of the SPAC Warrant Agreement (as defined in the Merger Agreement) and the Assignment and Assumption Agreement (as defined in the Merger Agreement), automatically and irrevocably be modified to provide that such SPAC Warrant shall no longer entitle the holder thereof to purchase the number of shares of SPAC Class A Common Stock set forth therein and in substitution thereof such SPAC Warrant shall entitle the holder thereof to acquire such equal number of PubCo Shares (each, an “Assumed Warrant”). Each Assumed Warrant shall continue to have and be subject to substantially the same terms and conditions as were applicable to such SPAC Warrant as of immediately prior to the SPAC Merger Effective Time, except that each Assumed Warrant shall be exercisable for shares of PubCo Shares rather than SPAC Class A Common Stock.

Representations and Warranties

The Merger Agreement contains customary representations and warranties of the parties thereto with respect to, among other things, (a) with respect to the Company and the Acquisition Entities (as defined in the Merger Agreement): (i) entity organization, good standing and qualification, (ii) subsidiaries and capitalization, (iii) authorization to enter into the Merger Agreement and to consummate the Transactions, (iv) financial statements, (v) material contracts, (vi) intellectual property, (vii) title to properties and assets and outstanding liens, (viii) real property, (ix) environmental matters, (x) non-conflict with governing documents, laws and governmental orders, and certain contracts, (xi) absence of material changes, (xii) litigation, (xiii) insurance, (xiv) governmental consents, (xv) material permits, (xvi) registration and voting rights, (xvii) brokers, finders and transaction expenses, (xviii) related-party transactions, (xix) labor agreements, actions and employee compensation, (xx) employee benefit plans, (xxi) taxes, (xxii) books and records, (xxiii) anti-money laundering, (xxiv) takeover statutes and charter provisions, (xxv) registration statement, (xxvi) approval of the board of directors of the Company, (xxvii) PubCo incentive equity plan, and (xxviii) foreign private issuer, and, (b) with respect to SPAC: (i) entity organization, good standing and qualification, (ii) capitalization, (iii) authorization to enter into the Merger Agreement and to consummate the Transactions, (iv) financial statements, (v) compliance with other instruments, (vi) absence of material changes, (vii) litigation, (viii) governmental consents, (ix) brokers, finders and transaction expenses, (x) taxes, (xi) registration statement, (xii) SEC filings, (xiii) trust account, (xiv) the Investment Company Act of 1940, (xv) the JOBS Act (as defined in the Merger Agreement), (xvi) NASDAQ quotation, and (xvii) approval of the board of directors of SPAC.

Covenants

The Merger Agreement includes customary covenants of the parties with respect to the operation of their respective businesses prior to the consummation of the Mergers and efforts to satisfy conditions to the consummation of the Merger. The Merger Agreement also contains additional covenants of the parties, including, among others, covenants providing for (i) PubCo and GCL Global maintaining a directors’ and officers’ liability insurance policy, (ii) delivery by the Company of the Audited Company Financials (as defined in the Merger Agreement) on or before December 11, 2023, (iii) if it is determined by the parties to the Merger Agreement that it is probable the Transaction will not be consummated on or prior to December 28, 2023, the filing and mailing of proxy materials to be sent to the stockholders, of SPAC seeking approval to extend the duration of the SPAC through September 30, 2024, (iv) the Company and SPAC to cause a registration statement to be filed to register the shares of PubCo Shares to be issued in the Transactions (the “Registration Statement”) to comply with the rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”), to have the Registration Statement declared effective under the Securities Act (as defined in the Merger Agreement) as promptly as practicable after such filing and to keep the Registration Statement effective as long as is necessary to consummate the Mergers. The Company and SPAC have also agreed to obtain all requisite approvals of their respective stockholders including, without limitation, (a) approval of the Transactions, (b) approval of the PubCo Incentive Equity Plan (as defined in the Merger Agreement), (c) any other proposals as the SEC may indicate are necessary in its comments to the Registration Statement or correspondence related thereto, (d) to remove the requirement from SPAC’s Governing Documents (as defined in the Merger Agreement) limiting redemptions and consummation of a business combination if the surviving company would not have net tangible assets of at least $5,000,001 and any other proposals as determined by SPAC and PubCo to be necessary or appropriate in connection with the Transactions, and (e) adjournment of the SPAC Stockholder Meeting (as defined in the Merger Agreement), if necessary, to permit further solicitation of proxies because there are insufficient votes to approve and adopt any of the foregoing or for such other reasons as the chairman of the SPAC Stockholder Meeting may deem necessary.

Transaction Financing; Incentive Shares

The Merger Agreement includes a covenant for SPAC, the Company, and Sponsor to use reasonable best efforts to obtain transaction financing, in the form of signed agreements for a private placement of equity or other alternative financing in an aggregate amount of not less than $20,000,000 (“Transaction Financing”).

In connection with non-redemption or similar agreements or sources of Transaction financing, PubCo has agreed to reserve 2,000,000 PubCo Shares (such shares, the “Incentive Shares”), to be allocated as determined by the Sponsor, in its sole discretion, none of which shall be subject to any lock-up period. Sponsor may direct PubCo to issue all such Incentive Shares to Sponsor.

PubCo Incentive Equity Plan

PubCo has agreed to adopt, subject to stockholder approval, a stock incentive plan (the “PubCo Incentive Equity Plan”) to be effective as of the Closing. The PubCo Equity Incentive Plan shall provide for the reservation of an aggregate number of shares of PubCo Shares equal to up to 15% of the fully diluted outstanding shares of PubCo Shares immediately after the Closing, for issuance pursuant to the Incentive Plan.

Non-Solicitation Restrictions; Exclusivity

Except in connection with Transaction Financing, each of the Company and SPAC has agreed not to, and to cause its Representatives (as defined in the Merger Agreement) not to, until the earlier of Closing (as defined in the Merger Agreement) or the valid termination of the Merger Agreement, (i) initiate any negotiations with any Person (as defined in the Merger Agreement) with respect to, or provide any non-public information or data concerning the Company and SPAC or their respective subsidiaries, to any Person relating to an Acquisition Proposal (as defined in the Merger Agreement) or Alternative Transaction (as defined in the Merger Agreement) or afford to any Person access to the business, properties, assets or personnel of any GCL Company or SPAC or any of their respective subsidiaries in connection with an Acquisition Proposal or Alternative Transaction, (ii) enter into any acquisition agreement, merger agreement or similar definitive agreement, or any letter of intent, memorandum of understanding or agreement in principle, or any other agreement relating to an Acquisition Proposal or Alternative Transaction, (iii) grant any waiver, amendment or release under any confidentiality agreement or the anti-takeover laws of any state relating to an Acquisition Proposal or Alternative Transaction, or (iv) otherwise knowingly facilitate any such inquiries, proposals, discussions, or negotiations or any effort or attempt by any Person to make an Acquisition Proposal or Alternative Transaction. Each of the Company and SPAC shall, and shall cause its Representatives to, immediately cease any and all existing discussions or negotiations with any person conducted heretofore with respect to any Alternative Transaction or Acquisition Proposal.

Conditions to Closing

The consummation of the Mergers is conditioned upon, among other things, (i) receipt of the SPAC Stockholders’ Approval (as defined in the Merger Agreement) and the Company Written Consent (as defined in the Merger Agreement), (ii) obtaining all Regulatory Approvals (as defined in the Merger Agreement), (iii) the Registration Statement being declared effective under the Securities Act and no stop order suspending the effectiveness thereof being issued and no proceedings for that purpose having been initiated or threatened by the SEC and not withdrawn, (iv) the approval for listing of the PubCo Shares to be issued in connection with the Transaction, subject only to official notice of issuance thereof, (v) solely with respect to SPAC, (A) each of the representations and warranties of the Company and each Acquisition Entity being true and correct to applicable standards and each of the covenants of the Company and each Acquisition Entity having been performed or complied with in all material respects, (B) SPAC’s receipt of evidence of the completion by the GCL Companies of the Restructuring, (C) the joinder of each Acquisition Entity to the Merger Agreement, (D) the absence of any event that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect (as defined in the Merger Agreement), and (E) obtaining all approvals, waivers or consents from the third parties listed on Section 9.2 of the Company Disclosure Schedules (as defined in the merger agreement), and (vi) solely with respect to the Company, (A) the Sponsor making arrangements to pay any SPAC Transaction Expenses (as defined in the Merger Agreement) in excess of the Maximum Allowable SPAC Transaction Expenses (as defined in the Merger Agreement), (B) the availability at the Closing from the Trust Account (as defined in the Merger Agreement) and any Transaction Financing (after giving effect to any redemptions but prior to paying any SPAC Transaction Expenses or Company Transaction Expenses (as defined in the Merger Agreement)) of $25,000,000 (“Minimum Cash”); provided, that any cash obtained as Transaction Financing and subsequently used by the Company or any of its Affiliates (as defined in the Merger Agreement) during the period between execution of the Merger Agreement and the Closing shall be applied toward the calculation of Minimum Cash, (C) each of the representations and warranties of SPAC being true and correct to applicable standards and each of the covenants of SPAC having been performed or complied with in all material respects, and (D) the absence of any event that has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect.

Termination

Prior to the Closing, the Merger Agreement may be terminated and the Transactions abandoned:

(i) by mutual written consent of the Company and SPAC if the Transactions have not been completed by September 30, 2024 (in the event the SPAC Extension Proposal (as defined in the Meger Agreement) is approved), or December 28, 2023 (if the SPAC Extension Proposal is not approved);

(ii) by written notice from the Company or SPAC to the other if any Governmental Authority (as defined in the Merger Agreement) shall have enacted, issued, promulgated, enforced or entered any Governmental Order (as defined in the Merger Agreement) which has become final and nonappealable and has the effect of making consummation of the Transactions illegal or otherwise preventing or prohibiting consummation of the Transactions;

(iii) by written notice from the Company or SPAC to the other if the SPAC Stockholders’ Approval shall not have been obtained by reason of the failure to obtain the required vote at the SPAC Stockholder Meeting duly convened therefor or at any adjournment or postponement thereof;

(iv) by written notice from SPAC to the Company if the Company Written Consent shall not have been obtained within five business days after the Registration Statement becomes effective;

(v) by written notice to the Company from SPAC if (i) there is any breach of any representation, warranty, covenant or agreement on the part of the Company or any Acquisition Entity set forth in the Merger Agreement, such that the conditions specified in Sections 9.2(a) or (b) would not be satisfied at the Closing (a “Terminating Company Breach”), except that, if such Terminating Company Breach is curable by the Company or such Acquisition Entity through the exercise of its reasonable best efforts, then, for a period of up to 30 days (or any shorter period of the time that remains between the date SPAC provides written notice of such violation or breach and the Termination Date (as defined in the Merger Agreement)) after receipt by the Company of notice from SPAC of such breach (the “Company Cure Period”), such termination shall not be effective, and such termination shall become effective only if the Terminating Company Breach is not cured within the Company Cure Period, or (ii) the Closing has not occurred on or before the Termination Date, unless SPAC is in material breach of any of its representations, warranties, covenants or agreements under the Merger Agreement; or

(vi) prior to the Closing, by written notice to SPAC from the Company if (i) there is any breach of any representation, warranty, covenant or agreement on the part of SPAC set forth in the Merger Agreement, such that the conditions specified in Section 9.3(a) and (b) would not be satisfied at the Closing (a “Terminating SPAC Breach”), except that, if any such Terminating SPAC Breach is curable by SPAC through the exercise of its reasonable best efforts, then, for a period of up to 30 days (or any shorter period of the time that remains between the date the Company provides written notice of such violation or breach and the Termination Date) after receipt by SPAC of notice from the Company of such breach (the “SPAC Cure Period”), such termination shall not be effective, and such termination shall become effective only if the Terminating SPAC Breach is not cured within the SPAC Cure Period or (ii) the Closing has not occurred on or before the Termination Date, unless the Company is in material breach of any of its representations, warranties, covenants or agreements under the Merger Agreement.

The Merger Agreement and other agreements described below have been included to provide investors with information regarding their respective terms. They are not intended to provide any other factual information about SPAC, the Company or the other parties thereto. In particular, the assertions embodied in the representations and warranties in the Merger Agreement were made as of a specified date, are modified or qualified by information in one or more confidential disclosure letters prepared in connection with the execution and delivery of the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about SPAC, the Company or the other parties thereto at the time they were made or otherwise and should only be read in conjunction with the other information that SPAC and PubCo make publicly available in reports, statements and other documents filed with the SEC. SPAC and the Company investors and securityholders are not third-party beneficiaries under the Merger Agreement.

Certain Related Agreements

Support Agreements. In connection with the execution of the Merger Agreement, the Sponsor, entered into a support agreement with SPAC, GCL BVI and PubCo (the “Sponsor Support Agreement”) pursuant to which the Sponsor has agreed to vote all Covered Shares (as therein defined) beneficially owned by it in favor of each Transaction Proposal (as defined in the Merger Agreement).

In addition, in connection with the execution of the Merger Agreement, PubCo, SPAC, GCL BVI and Epicsoft Ventures Pte Ltd (the “Shareholder”) entered into a support agreement (the “Shareholder Support Agreement”), pursuant to which the Shareholder agreed to vote all Covered Shares (as therein defined) beneficially owned by it in favor of the Mergers and the consummation of the Transactions.

Registration Rights Agreement. At the Closing, PubCo, certain Company Shareholders (as defined in the Merger Agreement) and the Sponsor will enter into a registration rights agreement in customary form and substance, pursuant to which, among other things, PubCo will agree to provide certain Company Shareholders with certain rights relating to the registration for resale of the PubCo Shares that they will receive in the Initial Merger.

Lock-up Agreements. At the Closing, PubCo, certain holders of Company Shares, and the Sponsor will enter into lock-up agreements (each, a “Lock-Up Agreement”) substantially in the form attached as Exhibit A to the Merger Agreement, pursuant to which, such parties will agree, subject to certain customary exceptions, not to Transfer (as defined therein) any PubCo Shares until the earlier of (i) the date that is 12 months following the Closing Date, and (ii) subsequent to the Mergers, (a) the date on which the last sale price of the PubCo Shares equals or exceeds $12.00 per PubCo Shares (as adjusted for share splits, share consolidations, share capitalizations, rights issuances, subdivisions, reorganizations, recapitalization and the like) for any 20 trading days within any 30-day trading period commencing at least 150 days after the consummation of the Mergers, or (b) the date on which PubCo completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of PubCo’s shareholders having the right to exchange their PubCo Shares for cash, securities or other property.

The foregoing descriptions of agreements and the transactions and documents contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the Merger Agreement, Sponsor Support Agreement, Shareholder Support Agreement, and form of Lock-Up Agreement, copies of which are filed with this Current Report on Form 8-K as Exhibits 2.1, 10.1, 10.2, and 10.3, respectively, and the terms of which are incorporated by reference herein.

Important Information for Investors and Stockholders

This document relates to the proposed Transactions among SPAC and PubCo. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. PubCo intends to file a registration statement on Form F-4 with the SEC, which will include a document that serves as a prospectus and proxy statement, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all SPAC shareholders. SPAC and PubCo also will file other documents regarding the proposed Transactions with the SEC. Before making any voting decision, investors and security holders of SPAC are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed Transactions as they become available because they will contain important information about the proposed Transactions.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by PubCo through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

SPAC, PubCo, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from SPAC’s stockholders in connection with the proposed Transactions. A list of the names of the respective directors and executive officers of SPAC and PubCo, and information regarding their interests in the business combination, will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Forward-Looking Statements

All statements contained in this Current Report on Form 8-K other than statements of historical facts, contain certain statements that are forward-looking statements. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “may” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean a statement is not forward looking. Indications of, and guidance or outlook on, future earnings, dividends or financial position or performance are also forward-looking statements.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially, and potentially adversely, from those expressed or implied in the forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Most of these factors are outside SPAC’s and PubCo’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement; (ii) the outcome of any legal proceedings that may be instituted against SPAC and/or PubCo following the announcement of the Merger Agreement and the Transactions; (iii) the inability to complete the proposed Transactions, including due to failure to obtain approval of the stockholders of SPAC, certain regulatory approvals, or the satisfaction of other conditions to Closing in the Merger Agreement; (iv) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Merger Agreement or could otherwise cause the transaction to fail to close; (v) the impact of the COVID-19 pandemic on PubCo’s business and/or the ability of the parties to complete the proposed Transactions; (vi) the inability to maintain the listing of SPAC shares on the Nasdaq Stock Market following the proposed Transactions; (vii) the risk that the proposed Transactions disrupt current plans and operations as a result of the announcement and consummation of the proposed Transactions; (viii) the ability to recognize the anticipated benefits of the proposed Transactions, which may be affected by, among other things, competition, the ability of PubCo to grow and manage growth profitably, and the ability of PubCo to retain its key employees; (ix) costs related to the proposed Transactions; (x) changes in applicable laws or regulations; and (xi) the possibility that PubCo or SPAC may be adversely affected by other economic, business, and/or competitive factors. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is included under the heading “Risk Factors” in the Registration Statement to be filed by GCL with the SEC and those included under the heading “Risk Factors” in SPAC’s Annual Report on Form 10-K filed with the SEC on April 26, 2023, and the Quarterly Reports on Form 10-Q filed with the SEC on May 26, 2023 and August 23, 2023, respectively. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained herein. All subsequent written and oral forward-looking statements concerning SPAC and PubCo, the Transactions or other matters attributable to SPAC, PubCo or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Each of SPAC and PubCo expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
2.1*	Agreement and Plan of Merger dated as of October 18, 2023, by and among RF Acquisition Corp., GCL Global Holdings Ltd, Grand Centrex Limited, GCL Global Limited and, for the limited purposes set forth therein, the Sponsor

10.1	Sponsor Support Agreement dated as of October 18, 2023, by and among RF Acquisition Corp., RF Dynamic, LLC, GCL Global Holdings Ltd and Grand Centrex Limited

10.2	Shareholder Support Agreement dated as of October 18, 2023, by and among RF Acquisition Corp., GCL Global Holdings Ltd., Grand Centrex Limited, and Epicsoft Ventures Pte Ltd

10.3	Form of Lock-Up Agreement (included in Exhibit A of Exhibit 2.1 hereto)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). SPAC agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2023	RF Acquisition Corp.

	By:	/s/ Tse Meng Ng
		Name:	Tse Meng Ng
		Title:	Chief Executive Officer